NATIONAL HEALTH INVESTORS, INC.

Senior Notes Issuable in Series

$50,000,000 3.99% Series 2015-1 Tranche A Senior Notes due 2023
$50,000,000 4.33% Series 2015-1 Tranche B Senior Notes due 2025

SECOND AMENDMENT TO
NOTE PURCHASE AGREEMENT DATED NOVEMBER 3, 2015

Dated September 30, 2016

1181809:3:NASHVILLE

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This Second Amendment to Note Purchase Agreement (this “Amendment”) is dated as of September 30, 2016, and effective in accordance with Section 4 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.4 of the Note Purchase Agreement, the “Company”), and each of the Purchasers.

RECITALS:

A.Company and the Purchasers are parties to the Note Purchase Agreement dated as of November 3, 2015, as amended by First Amendment to Note Purchase Agreement dated as of August 15, 2016 (as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”);

B.The Company is contemplating the issue and sale of additional senior notes issued in series in the aggregate principal amount of $75,000,000 pursuant to that certain Supplement to Note Purchase Agreement of even date herewith (the “Supplement”), but to be entered into after the effectiveness of this Amendment, and guaranteed by the Subsidiary Guarantors and Limited Guarantors as provided in the Supplement.

C.In connection with the Supplement, the parties hereto have agreed to amend the Note Agreement in certain respects as more specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Capitalized Terms. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned thereto in the Note Agreement or in the Supplement.

2.Amendments to Note Agreement. Effective as of the Second Amendment Effective Date:

(a)Section 1.1 of the Note Agreement is hereby amended by amending and restating clause (c) thereof to read as follows:

“(c)    the aggregate principal amount of all Notes of additional Series    of    Notes    that    may    be    issued    hereunder    is
$75,000,000;”
(b)Section 1.1 of the Note Agreement is hereby amended by amending and restating clause (g) thereof to read as follows:

“(g) a closing fee of 10 basis points shall be payable to the purchasers of any additional Series of Notes as a condition to and on the date of issuance of such Notes, which for the

Series 2016-1 Notes (as defined in a Supplement to this Agreement entered into in connection with the issuance of such Notes) shall be equal to $75,000;

(c)Section 9 of the Note Agreement is hereby amended by amending and restating the introductory paragraph thereof to read as follows:

“So long as any of the Notes are outstanding, the Company shall, and shall (except in the case of the covenants set forth in Sections 9.1, 9.2, 9.3, 9.11, 9.16 and 9.20) cause each Subsidiary to, unless otherwise consented to by the Required Holders:”
(d)A new Section 9.20 is hereby added to the Note Agreement, reading as

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follows:

“Section 9.20. Credit Rating. The Company covenants and agrees that:
(a)at all times from and after the date of Closing, the Company shall (at its own expense) maintain a credit rating for the Series 2015-1 Notes from an NRSRO satisfactory to the Required Holders and shall provide such NRSRO with all relevant financial information as may be necessary to maintain such credit rating;
(b)at all times from and after the date on which the Series 2016-1 Notes are issued, the Company shall (at its own expense) maintain a credit rating for the Series 2016-1 Notes from an NRSRO satisfactory to the Required Holders and shall provide such NRSRO with all relevant financial information as may be necessary to maintain such credit rating; and
(c)the Company shall provide the holders of the Notes with an annual confirmation (on or before the anniversary date of the Closing in each year) of each such credit rating.”

3.Letter Agreement of November 3, 2015. The Letter Agreement, dated November 3, 2015, among the Company, the Purchasers, the Subsidiary Guarantors and the Limited Guarantors, is hereby null, void and of no force or effect.

4.Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Second Amendment Effective Date”):

(a)Executed Amendment. This Amendment shall have been duly authorized, executed and delivered by the Company, the Subsidiary Guarantors, the Limited Guarantors and each of the Purchasers.

(b)No Default or Event of Default. No Default or Event of Default shall exist under the Note Agreement or any other document entered into in connection with the Note

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Agreement as of the Second Amendment Effective Date or would result after giving effect to the transactions contemplated by this Amendment.

(c)Consents and Amendments. To the extent that any approval or consent is required under the Existing Note Agreement and/or the Credit Agreement for the execution, delivery and performance of the transactions contemplated by this Amendment or the Supplement, the Company shall have delivered to the Purchasers evidence of such written approval or consent from the requisite holders of the Indebtedness under the Existing Note Agreement and the Credit Agreement.
(d)Other Documents. The Purchasers shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.

5.Effect of this Amendment. Except as expressly provided herein, the Note Agreement and the other documents executed in connection therewith shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Note Agreement or any other document executed in connection therewith, (b) to prejudice any other right or rights which a party may now have or may have in the future under or in connection with the Note Agreement, the other documents executed in connection therewith or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any party with respect to any waiver, amendment, modification or any other change to the Note Agreement or the documents executed in connection therewith or any rights or remedies arising in favor of the Purchasers, or any of them, under or with respect to any such documents, or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the parties, on the one hand, and the Purchasers on the other hand. References in the Note Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any document executed in connection therewith shall be deemed to be references to the Note Agreement as modified hereby.

6.Representations and Warranties/No Default. By its execution hereof, the Company hereby certifies, represents and warrants to the Purchasers that:

(a)each of the representations and warranties set forth in the Note Agreement and the other documents executed in connection therewith is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;

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(b)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(c)this Amendment and each other document executed in connection herewith has been duly executed and delivered by an duly authorized officer of the Company, and each such document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7.Ratification and Confirmation of Guaranty Agreements. By executing below, each of the Subsidiary Guarantors and Limited Guarantors acknowledges this Amendment, agrees to its terms and conditions (including the issuance of the Series 2016-1 Notes in the aggregate principal amount of $75,000,000 pursuant to a Supplement), and confirms that all terms, conditions and covenants contained in (a) the Guaranty Agreement dated as of November 3, 2015, and (b) the Limited Guaranty dated as of November 3, 2015, relating to the Note Agreement and each of the Notes issued thereunder (including any additional Series of Notes), are hereby ratified and confirmed, remain in full force and effect and are legal, valid and binding obligations of the undersigned enforceable against the undersigned in accordance with their terms.

8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

COMPANY:

NATIONAL HEALTH INVESTORS

By: /s/ Eric Mendelsohn
Name: Eric Mendelsohn
Title: President & Chief Executive Officer

(Signature Page to Second Amendment to Note Purchase Agreement)

SUBSIDIARY GUARANTORS:

NHI/REIT, INC.

By: /s/Eric Mendelsohn
Name: Eric Mendelsohn Title: President

FLORIDA HOLDINGS IV, LL
By: NHI/REIT, Inc., its Sole Member

By: /s/Eric Mendelsohn
Name: Eric Mendelsohn Title: President

(Signature Page to Second Amendment to Note Purchase Agreement)

NHI REIT OF ALABAMA, L.P.
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP
NHI-REIT OF CALIFORNIA, LP NHI/REIT OF FLORIDA, L.P. NHI-REIT OF GEORGIA, L.P. NHI-REIT OF IDAHO, L.P.
NHI-REIT OF MISSOURI, LP NHI-REIT OF NEW JERSEY, L.P.
NHI-REIT OF SOUTH CAROLINA, L.P. NHI-REIT OF VIRGINIA, L.P.

By: /s/Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

(Signature Page to Second Amendment to Note Purchase Agreement)

NHI/ANDERSON, LLC NHI/LAURENS, LLC
TEXAS NHI INVESTORS, LLC NHI-REIT OF OREGON, LLC NHI-REIT OF FLORIDA, LLC NHI-REIT OF MINNESOTA, LLC NHI-REIT OF TENNESSEE, LLC NHI SELAH PROPERTIES, LLC NHI-REIT OF WISCONSIN, LLC NHI-REIT OF OHIO, LLC
NHI-REIT OF NORTHEAST, LLC NHI-REIT OF WASHINGTON, LLC NID-REIT OF MARYLAND, LLC NHI-REIT OF SEASIDE, LLC
NHI-REIT OF NEXT HOUSE, LLC NHI-REIT OF AXEL, LLC
NHI-REIT OF MICHIGAN, LLC NHI-REIT OF BICKFORD, LLC NHI-SS TRS, LLC
NHI PROPCO, LLC
NHI-REIT OF EVERGREEN, LLC

By: National Health Investors, Inc., the Sole Member of each limited liability company

By: /s/Eric Mendelsohn
Name: Eric Mendelsohn
Title: President and Chief Executive Officer

MYRTLE BEACH RETIREMENT RESIDENCE, LLC
VOORHEES RETIREMENT RESIDENCE, LLC

By: NHI-REIT of Next House, LLC, the Sole Member of each limited liability company

By: National Health Investors, Inc., Sole Member

By: /s/Eric Mendelsohn
Name: Eric Mendelsohn
Title: President and Chief Executive Officer

(Signature Page to Second Amendment to Note Purchase Agreement)

LIMITED GUARANTORS: NHI-BICKFORD RE, LLC
By: /s/Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

WABASH BICKFORD COTTAGE, L.L.C.

By: NHI BICKFORD RE, LLC, its Sole Member
By: /s/Eric Mendelsohn
Name: Eric Mendelsohn
Title: President

(Signature Page to Second Amendment to Note Purchase Agreement)

BICKFORD MASTER II, L.L.C.

By: Sycamore Street LLC, its Managing Member

By: /s/ Michael D. Eby
Name: Michael D. Eby
Title: Co-President

BICKFORD OF CROWN POINT, l.,LC BICKFORD OF GREENWOOD, LLC BICKFORD OF CARMEL, LLC WABASH BICKFORD COTTAGE OPCO, LLC
BICKFORD MASTER I, L.L.C. BICKFORD OF TINLEY PARK, LLC BICKFORD OF SPOTSYLVANIA, LLC BICKFORD OF CHESTERFIELD, LLC BICKFORD OF LANCASTER, LLC BICKFORD OF AURORA, LLC BICKFORD OF SUFFOLK, LLC

By: BICKFORD MASTER II, L.L.C., the Sole
Member of each limited liability company

By: Sycamore Street LLC, its Managing Member

By: /s/Michael D. Eby
Name: Michael D. Eby
Title: Co-President

(Signature Page to Second Amendment to Note Purchase Agreement)
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PURCHASERS;
AMERICAN GENERAL LIFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY LEXINGTON INSURANCE COMPANY NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA UNITED GUARANTY RESIDENTIAL
INSURANCE COMPANY UNITED GUARANTY MORTGAGE
INDEMNITY COMPANY

By: AIG Asset Management (U.S.) LLC, Investment Adviser

By: /s/Bryan W. Eells
Name: Bryan W. Eells
Title: Vice President

(Signature Page to Second Amendment to Note Purchase Agreement)